UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

4FRONT VENTURES CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56075

British Columbia, Canada	83-4168417
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5060 N. 40th Street, Suite 120

Phoenix, Arizona 85018

(Address of principal executive offices, including zip code)

(602) 633-3067

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF	OTCQX
	FFNT	CSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of 4Front Ventures Corp. (the “Company”) held on June 22, 2022 (the “Annual Meeting”), the Company’s holders of shares, as described herein, voted on the three proposals detailed below. Only shareholders of record at the close of business on May 6, 2022 (the “Record Date”), were entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 636,636,686 Class A Subordinate Voting Shares (“SVS”) and 1,276,208 shares of Class C Multiple Voting Shares (“MVS” and collectively with the SVS, the “Shares”) outstanding, respectively. As of that date, the SVS represented approximately 38% of the voting rights attached to the outstanding securities of the Company and the MVS represented approximately 62% of the voting rights attached to the outstanding securities of the Company.

The affirmative vote of a majority of the votes cast by the holders of the SVS and MVS voting together as a single class (the “Shareholders”) entitled to vote at the Annual Meeting and present in person or by proxy, was required to: (i) set the number of directors of the Company at seven (7); (ii) elect each of the seven (7) nominees (the “Board”) listed below; and (iii) to appoint Davidson & Company LLP (“Davidson”) as the Company’s auditor and to authorize the Board to fix Davidson’s remuneration.

The number of votes cast for, against, and number of votes withheld, as applicable, with respect to each matter voted upon are set forth below.

Proposal 1: The Shareholders approved setting the number of directors of the Company at seven (7) directors. This proposal was approved as set forth below:

Votes For	Votes Against
143,479,888	226,723

Proposal 2: The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next Annual Meeting or until each of their respective successors have been duly elected or appointed:

Director Nominee	Votes For	Votes Withholding Authority
David Daily	143,000,680	705,931
Leonid Gontmakher	142,022,326	1,684,285
Chetan Gulati	143,024,707	681,904
Robert Hunt	142,999,830	706,781
Kathi Lentzsch	100,176,652	43,529,959
Amit Patel	143,002,524	704,087
Roman Tkachenko	143,007,763	698,848

Proposal 3: Davidson was appointed as the Company’s independent registered public accounting firm to hold office until the next Annual Meeting or until a successor has been appointed, and the Board was authorized to fix the auditor’s remuneration. This proposal was approved as set forth below:

Votes For	Votes Withholding Authority
171,903,901	368,452

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4FRONT VENTURES CORP.

/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer

Dated: June 23, 2022